UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

______________________

Date of Report (Date of earliest event reported): April 13, 2016

Panther Biotechnology, Inc.

(Exact Name of Registrant as Specified in its Charter)

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Nevada	000-55074	33-1221758
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

888 Prospect Street, Suite 200, La Jolla, CA 92037

(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 263-2744

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Contract.

On March 21, 2016, Panther Biotechnology, Inc., a Nevada corporation (the “Company”), entered into an engagement letter with Clear Financial Solutions, Inc., a Texas corporation (“Clear Financial”). The engagement letter (the “Engagement Letter”) is attached as Exhibits 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Under the Engagement Letter, Clear Financial will provide certain financial consulting services to the Company and Mr. Steven M. Plumb, founder and President of Clear Financial, will serve as the Chief Financial Officer of the Company. Clear Financial will, among other things, prepare and review the Company’s financial statements, oversee internal accounting controls and provide advice on generally accepted accounting principles. In addition, Mr. Plumb will execute the certifications required by Form 10-K and Form 10-Q pursuant to the requirements of the Securities Exchange Act of 1934 and Section 302 of the Sarbanes-Oxley Act of 2002. As compensation for the services provided, the Company will pay Clear Financial a fee of $6,000 per month and has agreed to issue up to 180,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), to Mr. Plumb. The Engagement Letter has an initial term of one year and will automatically renew for successive one-year periods until terminated by either party upon 60 days’ written notice prior to the end of the then current term.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)	On March 10, 2016, Philip Ruben resigned from his positions as General Counsel and Chief Financial Officer of the Company.

(b)	On March 21, 2016, the Company retained Steven M. Plumb, CPA as a financial consultant and on April 13, 2016 ratified the appointment of Mr. Plumb to serve as Chief Financial Officer of the Company.

(c)	Effective on April 14, 2016, Dr. Jayesh Mehta resigned as a director of the Company.

In connection with the execution of the Engagement Letter, the Company has appointed Mr. Plumb to serve as its Chief Financial Officer. As indicated in Item 1.01 above, the Company will pay Clear Financial a fee of $6,000 per month for Mr. Plumb’s services. In addition, Mr. Plumb will receive 180,000 shares of the Company’s Common Stock over a period of 36 months. The stock grant will vest monthly over the 36-month period. The remainder of the material terms of the Engagement Letter are set forth in Item 1.01 of this Current Report on Form 8-K and are incorporated into this Item by reference.

Mr. Plumb, age 56, is a certified public accountant licensed in the State of Texas. Mr. Plumb is the President of Clear Financial, an accounting and consulting firm based in Houston, Texas. Mr. Plumb has over 30 years of experience in accounting, operations, finance and marketing. Prior to forming Clear Financial in 2001, Mr. Plumb was the Chief Financial Officer of ADVENTRX Pharmaceuticals Inc. He also held various roles with the “Big 4” accounting firms and was the Chief Financial Officer for DePelchin Children’s Center, a Houston-based nonprofit organization that offers mental health, foster care and adoption services in Texas. Mr. Plumb earned his Bachelor’s Degree in Business Administration in Accounting from the University of Texas at Austin in 1981.

There is no family relationship between Mr. Plumb and any director or executive officer of the Company, and there is no transaction between Mr. Plumb and the Company that would require disclosure under Item 404(a) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Engagement Letter dated March 21, 201 between Clear Financial Solutions, Inc. and Panther Biotechnology, Inc.

10.2	Resignation letter of Jayesh Mehta.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANTHER BIOTECHNOLOGY, INC.

Date: April 19, 2016	By:	/s/ Evan Levine
Evan Levine, President